                                                                   EXHIBIT 10.13








                           ENDOCARDIAL SOLUTIONS, INC.
                              AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page

I.   GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.
     1.1  Amendment of Prior Agreement . . . . . . . . . . . . . . . . . . . 2.

II.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.
     2.1  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2.

III. REGISTRATION: RESTRICTIONS OF TRANSFER  . . . . . . . . . . . . . . . . 3.
     3.1  Restrictions on Transfer . . . . . . . . . . . . . . . . . . . . . 3.
     3.2  Demand Registration. . . . . . . . . . . . . . . . . . . . . . . . 4.
     3.3  Piggyback Registrations  . . . . . . . . . . . . . . . . . . . . . 5.
     3.4  Form S-3 Registration  . . . . . . . . . . . . . . . . . . . . . . 6.
     3.5  Expenses of Registration . . . . . . . . . . . . . . . . . . . . . 7.
     3.6  Obligations of the Company . . . . . . . . . . . . . . . . . . . . 7.
     3.7  Termination of Registration Rights . . . . . . . . . . . . . . . . 8.
     3.8  Delay of Registration. . . . . . . . . . . . . . . . . . . . . . . 9.
     3.9  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . 9.
     3.10 Assignment of Registration Rights. . . . . . . . . . . . . . . . .11.
     3.11 Amendment of Registration Rights . . . . . . . . . . . . . . . . .11.
     3.12 Limitation on Subsequent Registration Rights . . . . . . . . . . .11.
     3.13 "Market Stand-Off" Agreement . . . . . . . . . . . . . . . . . . .12.

IV.  COVENANTS OF THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . .12.
     4.1  Basic Financial Information and Reporting. . . . . . . . . . . . .12.
     4.2  Inspection Rights  . . . . . . . . . . . . . . . . . . . . . . . .13.
     4.3  Confidentiality of Records . . . . . . . . . . . . . . . . . . . .13.
     4.4  Reservation of Common Stock. . . . . . . . . . . . . . . . . . . .14.
     4.5  Limitation on Future Issuances . . . . . . . . . . . . . . . . . .14.
     4.6  Stock Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . .14.
     4.7  Proprietary Information and Inventions Agreement . . . . . . . . .14.
     4.8  Real Property Holding Corporation  . . . . . . . . . . . . . . . .14.
     4.9  Termination of Covenants . . . . . . . . . . . . . . . . . . . . .14.

V.   RIGHTS OF FIRST REFUSAL . . . . . . . . . . . . . . . . . . . . . . . .15.
     5.1  Subsequent Offerings . . . . . . . . . . . . . . . . . . . . . . .15.
     5.2  Exercise of Rights . . . . . . . . . . . . . . . . . . . . . . . .15.
     5.3  Issuance of Equity Securities to Other Persons . . . . . . . . . .15.
     5.4  Termination of Rights of First Refusal . . . . . . . . . . . . . .15.
     5.5  Transfer of Rights of First Refusal. . . . . . . . . . . . . . . .16.
     5.6  Excluded Securities. . . . . . . . . . . . . . . . . . . . . . . .16.

VI.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17.
     6.1  Certain Additional Restrictions. . . . . . . . . . . . . . . . . .17.
     6.2  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . .18.
     6.3  Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18.
     6.4  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . .18.
     6.5  Separability . . . . . . . . . . . . . . . . . . . . . . . . . . .18.
     6.6  Amendment and Waiver . . . . . . . . . . . . . . . . . . . . . . .19.
     6.7  Delays or Omissions  . . . . . . . . . . . . . . . . . . . . . . .19.
     6.8  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19.
     6.9  Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . .19.
     6.10 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .19.

                               AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

     This Amended and Restated Investors' Rights Agreement (the "Agreement") is entered into as of January 31, 1995, by and among Endocardial Solutions, Inc., a Delaware corporation (the "Company"), and the other undersigned parties for the purpose of amending certain rights previously granted to the holders of the Company's outstanding shares of Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and to the holders of the Company's outstanding shares of Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and to grant similar rights to additional purchasers of the Company's Series B Preferred Stock (such holders of Series A and Series B Preferred Stock and purchasers of Series B Preferred Stock pursuant to the Purchase Agreement (as defined below) are listed on Exhibit A hereto and shall be referred to collectively as the "Purchasers" and each individually as a "Purchaser") as more fully set forth below.

                                    RECITALS

     A. The Company is the surviving corporation of a merger (the "Merger") with Endocardial Solutions, Inc., a Minnesota corporation (the
"Predecessor"), pursuant to the terms of a Merger Agreement dated as of January 30, 1995 (the "Merger Agreement");

     B. The Predecessor has granted certain holders of its Series A Preferred Stock and certain holders of its Series B Preferred Stock (collectively, the "Existing Holders") registration and other rights under that certain Amended and Restated Investors' Rights Agreement dated as of December 22, 1993 (the "Prior Agreement").

     C. Upon consummation of the Merger, the Company assumed the obligations of the Predecessor pursuant to the Prior Agreement and the registration and other rights thereby became applicable to and for the benefit of the Existing Holders with respect to the shares of the Company's Series A Preferred Stock and Series B Preferred Stock issued to such holders in the Merger.

     D. The Company proposes to sell and issue up to 3,676,471 additional shares of its Series B Preferred Stock pursuant to that certain Series B Preferred Stock Purchase Agreement dated of even date herewith (the "Purchase Agreement").

     E. As a condition to entering into the Purchase Agreement, the prospective purchasers have requested that the Company extend registration and other rights to them with respect to the Series B Preferred Stock of the Company as set forth below, and the Company has requested and the Existing Holders who are signatories to this Agreement are willing to amend the rights given to them pursuant to the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

                                   I.  GENERAL

     1.1 AMENDMENT OF PRIOR AGREEMENT. The undersigned parties, who constitute the requisite parties necessary to amend the Prior Agreement, hereby agree that effective upon the date hereof, the Prior Agreement is null and void and superseded by the rights and obligations set forth in this Agreement, and any application of the right of first refusal set forth in
Article V of the Prior Agreement or of this Agreement as to the issuance of Series B Preferred Stock under the Purchase Agreement is waived.

                                 II.  DEFINITIONS

     2.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

     "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 3.10 hereof.

     "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Securities" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferror's rights under Article III of this Agreement are not assigned.

     "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 3.2, 3.3 and 3.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Ten Thousand Dollars ($ 10,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company); provided however, that in the case of registrations pursuant to Section 3.2, "Registration Expenses" shall not include the expense of any special audits incident to or required by any such registrations except for the first such registration under Section 3.2 and that in the case of registrations pursuant to Section 3.4, "Registration Expenses" shall not include the expense of any special audits incident to or required by such registrations under Section 3.4.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

     "Shares" shall mean the Company's Series A and Series B Preferred Stock.

     "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "SEC" or "Commission" means the Securities and Exchange Commission.

                  III.  REGISTRATION: RESTRICTIONS ON TRANSFER

     3.1  RESTRICTIONS ON TRANSFER.

          3.1.1 Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3.1, provided and to the extent such Sections are then applicable and:

               3.1.1.1 There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               3.1.1.2    (A) Such Holder shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to RuLe 144 except in unusual circumstances.

               3.1.1.3    Notwithstanding the provisions of
paragraphs 3.1.1.1 and 3.1.1.2 above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners in accordance with partnership interests, or
(B) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section
3.1 to the same extent as if he were an original Holder hereunder.

          3.1.2 Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN EVIDENCE IN FORM Al SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          3.1.3 The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          3.1.4 Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     3.2  DEMAND REGISTRATION.

          3.2.1 Subject to the conditions of this Section 3.2, if the Company shall receive at any time after the earlier of the Company's Initial Offering (as defined in Section 3.2.4 below) or March 15, 1996, a written request from the Holders of more than fifty percent (50%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public in excess of $5,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of Section 3.2.2, effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

          3.2.2 If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3.2 and the Company shall include such information in the written notice referred to in Section 3.2.1. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority, in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this
Section 3.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all Participating Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawal from such underwriting shall be withdrawn from the registration.

          3.2.3 The Company shall not be obligated to effect more than two (9) registrations pursuant to this Section 3.2.

          3.2.4 The Company shall not be required to effect a registration pursuant to this Section 3.2 during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of, the registration statement pertaining to the initial public offering of the Company's Common Stock (the "Initial Offering"), provided that the Company is making reasonable and good faith efforts to cause such registration statement to become effective. In addition, the Company shall not be required to effect a registration pursuant to this Section 3.9 if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 3.2.1, the Company gives notice to the Holders of the Company's intention to file a registration statement for its Initial Offering within one hundred twenty (120) days.

     3.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (90) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          3.3.1 UNDERWRITING. If the registration statement under which the Company gives notice under this Section 3.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 3.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein.
All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of the Agreement if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the

Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than seventy percent (70%) of the Registrable Securities proposed to be sold in the offering.

     3.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders; the Company will:

          3.4.1 promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          3.4.2 as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 3.1: (i) if Form So is not available for such offering by the Holders, (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 3.4, (iv) if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this
Section 3.4, or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          3.4.3 Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

     3.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 3.2 or any registration under Section 3.3 or Section 3.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 3.2 or 3.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Company was aware but the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 3.2 or Section 3.4 in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to Section 3.5(a), then the Holders shall not forfeit their rights pursuant to Section 3.2 or Section 3.4 to a demand registration.

     3.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          3.6.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

          3.6.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          3.6.3 Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          3.6.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          3.6.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          3.6.6 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          3.6.7 Furnish, at the request of a majority of the Holders participating in the registrations on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii? a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonable satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     3.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Article III shall terminate and be of no further force and effect five (5) years after the date following the Company's Initial Offering.

     3.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.

     3.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 3.2, 3.3 or 3.4:

          3.9.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement;
and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 3.9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company
(which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

          3.9.2 To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 3.9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that in no event shall any indemnity under this Section 3.9 exceed the gross proceeds from the offering received by such Holder unless the Violation is the result of fraud on the part of such Holder.

          3.9.3     Promptly after receipt by an indemnified party under this
Section 3.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party provided however, that if there is more than one indemnified party, the indemnifying party shall pay for the fees and expenses of one counsel for any and all indemnified parties to be mutually agreed upon by such indemnified parties, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 3.9.

          3.9.4 if the indemnification provided for in this Section 3.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          3.9.5 The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          3.9.6     The obligations of the Company and Holders under this
Section 3.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

     3.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the-Company to register Registrable Securities pursuant to this Article III may be assigned by a Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under Sections 3.2, 3.3 or 3.4 hereof unless it acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations) and the Company shall, within twenty (20) days after such transfer, be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, provided, however, that a Holder's failure to provide such notice to the Company shall not in any way impair a Holder's right to make an assignment under this Section 3.10, but until such notice is provided the Company may continue to treat the original Holder (and not the Holder's assignee) as the Holder of the registration rights. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned to any person or entity who is a subsidiary, parent, general partner or limited partner of a Holder regardless of the number of shares transferred to such person or entity.

     3.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Article III may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least seventy percent (70%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 3.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article III, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     3.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any person or persons providing for the granting to such holder of registration rights pari passu or senior to those granted to Holders pursuant to this Section a, or of registration rights which might cause a reduction in the number of shares includable by the Holders in any offering pursuant to Section 3.9 or in any offering subject to Section 3.3.

     3.13 "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Purchaser holding more than one percent (1%) of the Company's voting securities shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Purchaser (other than those included in the registration) for a period specified by the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

          3.13.1    such agreement shall be for a period not to exceed ninety
(90) days for all public offerings after the Company's Initial Offering; and

          3.13.2 all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements.

     The obligations described in this Section 3.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (or shorter) period.

                         IV.   COVENANTS OF THE COMPANY.

     4.1  BASIC FINANCIAL INFORMATION AND REPORTING

          4.1.1 The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          4.1.2 As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, the Company will furnish to each Purchaser a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative Arm the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          4.1.3 The Company will furnish to each Purchaser, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty
(30) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

          4.1.4 So long as a Purchaser (with its affiliates) shall own not less than two hundred thousand (200,000) shares of the Company's Series B Preferred Stock or one hundred thousand (100,000) shares of the Company's Series A Preferred Stock (a "Major Purchaser"), the Company will furnish each such Major Purchaser (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year; (ii) within thirty (30) days after the end of each month, an unaudited balance sheet and statements of income and cash flows, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made, but such statement shall set forth applicable budget figures and variances from budget; and (iii) such other information as such Major Purchaser may reasonably request.

          4.1.5 So long as a Purchaser remains a Major Purchaser, such Purchaser shall be entitled to receive notice of and attend as an observer all meetings of the Board of Directors and any committees thereof. Such Purchaser shall also be entitled to receive any advance materials, including meeting agendas, sent to directors by the Company with respect to such meetings; provided, however, that the Company reserves the right to exclude such Purchaser from access to any material or meeting or portion thereof if the Board of Directors believes upon advice of counsel that such exclusion is reasonably necessary to preserve attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

     4.2 INSPECTION RIGHTS. Each Major Purchaser shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 4.2 with respect to a competitor of the Company or with respect to information which the Board of Directors believes upon advice of counsel should be excluded to preserve attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons.

     4.3 CONFIDENTIALITY OF RECORDS. Each Purchaser agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Purchaser uses to protect its own-confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Purchaser may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Purchaser for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 4.3.

     4.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     4.5 LIMITATION ORE FUTURE ISSUANCES. The Company shall not issue shares of its Common Stock or grant options to purchase shares of its Common Stock to any employees, consultants, advisors or directors if the sum of (a) the number of shares issued to employees, consultants, advisors or directors after March 25, 1993 (including shares issued by the Predecessor) and (b) the number of shares issuable upon the exercise of options or warrants granted after March 25, 1993 (including options granted by the Predecessor) exceeds 1,487,750 without the consent of the Holders of at least seventy percent
(70%) of the Registrable Securities.

     4.6 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock and stock equivalents issued after the date of this Agreement to employees, directors and consultants will be subject to five-year vesting with no vesting until the end of the first year and monthly vesting thereafter. The repurchase option, to which all unvested shares of stock shall be subject, shall provide that upon termination of the employment of the shareholder, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws) retains the option to repurchase at cost any unvested shares held by such shareholder.

     4.7 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all employees to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached to the Purchase Agreement as Exhibit H.

     4.8 REAL PROPERTY HOLDING CORPORATION. The Company covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" (a "USRPHC") as that term is defined in
Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("FIRPTA"). The Company agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under Reg. Section 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Purchaser or any of its partners, the Company will inform the requesting party, in the manner set forth in Reg. Section 1.897-2(h)(1)(iv) or any supplementary or successor provision thereto, whether that party's interest in the Company constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Company has provided to the Internal Revenue Service all required notices as to its USRPHC status.

     4.9 TERMINATION OF COVENANTS. All covenants of the Company contained in Article IV of this Agreement shall expire and terminate as to each Purchaser after the time of the closing of the Company's first firm commitment underwritten public offering registered under the Securities Act.

                           V.  RIGHTS OF FIRST REFUSAL.

     5.1 SUBSEQUENT OFFERINGS. Each Major Purchaser shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 5.6 hereof. Each Major Purchaser's pro rata share is equal to the ratio of the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Major Purchaser is deemed to be a holder immediately prior to the issuance of such Equity Securities to the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issuable upon conversion of the Shares) held by all Major Purchasers. The term "Equity Securities" shall mean (i) any stock or similar security of the Company, (ii) any security convertible, with or without consideration, into any stock or similar security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any stock or similar security or (iv) any such warrant or right.

     5.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Major Purchaser written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Major Purchaser shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Major Purchaser who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     5.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Major Purchasers elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Major Purchasers who do so elect and shall offer such Major Purchasers the right to acquire such unsubscribed shares ("Subscription Notice"). The Major Purchasers shall have five (5) days after receipt of the Subscription Notice to notify the Company of its election to purchase all or a portion of the unsubscribed shares. If the Major Purchasers fail to exercise in full the rights of first refusal, the Company shall have sixty (60) days thereafter to sell the Equity Securities in respect of which the Major Purchasers' rights were not exercised, at a price and upon terms and conditions no more favorable to the purchasers thereof than specified in the Company's notice to the Major Purchasers pursuant to

Section 5.2 hereof. If the Company has not sold such Equity Securities within such sixty (60) days, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Purchasers in the manner provided above.

     5.4 TERMINATION OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Article V shall terminate upon the closing of an underwritten public offering of Common Stock of the Company made pursuant to an effective registration statement under the Securities Act.

     5.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Major Purchaser under this Article V may be transferred to any constituent partner or affiliate of such Major Purchaser, to any successor in interest to all or substantially all the assets of such Major Purchaser, or to a transferee who acquires two hundred thousand (200,000) shares of Registrable Securities.

     5.6 EXCLUDED SECURITIES. The rights of first refusal established by this Article V shall have no application to any of the following Equity
Securities:

          5.6.1 shares of Common Stock (and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or the Predecessor or any subsidiary of either of the foregoing, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, up to an aggregate amount of One Million Four Hundred Eighty Seven Thousand Seven Hundred Fifty (1,487,750) shares of Common Stock;

          5.6.2 stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Article V applied with respect to the initial sale or grant by the Company of such rights or agreements;

          5.6.3 up to 93,213 shares of Series B Preferred Stock issued upon exercise of the warrant to be issued as described in Exhibit F to the Purchase Agreement, the exercise price of which shall be not less than $1.70 per share;

          5.6.4 any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

          5.6.5 any Equity Securities that are issued by the Company as part of an underwritten public offering referred to in Section 5.4 hereof;

          5.6.6 shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

          5.6.7 shares of Common Stock issued upon conversion of the Preferred Stock; and

          5.6.8 any Equity Securities issued pursuant to any equipment leasing arrangement, or bank financing.

                               VI.   MISCELLANEOUS.

     6.1  CERTAIN ADDITIONAL RESTRICTIONS.

          6.1.1 The Company will not, without the prior written consent of holders of at least seventy (70%) of the outstanding shares of Series B Preferred Stock, hereafter authorize, designate or issue any shares of Series B Preferred Stock. This Section 6.1.1 may not be amended without the prior written consent of the holders of at least seventy percent (70%) of the outstanding shares of Series B Preferred Stock.

          6.1.2 For so long as the aggregate number of outstanding shares of Series A Preferred Stock and Series B Preferred Stock, collectively, exceeds 500,000 (as adjusted for stock splits, stock dividends, combinations of shares and similar events), in addition to any other vote or consent required pursuant to the Company's certificate of incorporation or bylaws or required by law, the vote or written consent of the holders of at least seventy percent (70%) of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class (with each holder of shares of such preferred stock entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of such preferred stock are convertible pursuant to the Company certificate of incorporation immediately after the close of business on, as applicable, the record date fixed for the meeting at which such vote is held or the effective date of the written consent of stockholders) (the "Majority Preferred Holders") shall be necessary for effecting or validating the following actions:

               6.1.2.1 Any amendment, alteration, or repeal of any provision of the Company's certificate of incorporation or the Company's bylaws (including any filing of a certificate of designation pursuant to Section 151 of the Delaware Corporation Law), that affects adversely the voting powers, preferences, or other special rights or privileges, qualifications, limitations, or restrictions of the Series A Preferred Stock or the Series B Preferred Stock;

               6.1.2.2 Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of the Company's Common Stock or Preferred Stock;

               6.1.2.3 Any authorization or designation of any class of shares or series of equity securities of the Company ranking on a parity with or senior to either Series A Preferred Stock or Series B Preferred Stock in right of redemption, liquidation preference, voting or dividends, or for any action by the Company which has the effect of increasing the authorized or designated amount of such shares, whether by reclassification or otherwise.

               6.1.2.4 Any redemption, repurchase, payment of dividends or other distributions with respect to any stock of the Company other than the Series A Preferred Stock or the Series B Preferred Stock (except for acquisitions of Common Stock by the Company pursuant to agreements which permit the Company to repurchase such shares upon termination of services or in exercise of the Company's right of first refusal upon a proposed transfer);

               6.1.2.5 Any agreement to sell, lease or otherwise dispose of all or substantially all of the assets, property or business of the Company, or to merge or consolidate the Company with any person, or permit any other person to merge into it, or any other reorganization except for mergers, consolidations or reorganizations in which the Company is the surviving corporation and, after giving effect to the merger, consolidation, or reorganization, the holders of the Company's outstanding capital stock immediately preceding such merger own at least fifty percent (50%) of the outstanding capital stock of the surviving corporation;

               6.1.2.6 Any increase or decrease in the authorized number of members of the Company's Board of Directors;

               6.1.2.7 Any action that results in the payment or declaration of any dividend on any shares of Common Stock or Preferred Stock; or

               6.1.2.8 Any voluntary dissolution or liquidation of the Company.

     This Section 6.1.2 may not be amended without the prior written consent of the Majority Preferred Holders.

     6.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     6.3 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     6.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat X person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     6.5 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.6  AMENDMENT AND WAIVER.

          6.6.1 Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least seventy percent (70%) of the Registrable Securities.

          6.6.2 Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least seventy percent (70%) of the Registrable Securities.

     6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     6.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth n the first paragraph hereof

COMPANY:

ENDOCARDIAL SOLUTIONS, INC.
1350 Energy Lane
Suite 110
St. Paul, MN 55108

By______________________________
     James W. Bullock
     Resident and Chief Executive Officer

NEW ENTERPRISE ASSOCIATES V, LIMITED PARTNERSHIP

By:  NEA Partners V, Limited Partnership
     Its  General Partner

By:_____________________________
     General Partner

CATALYST VENTURES

By:  New Enterprise Associates IV, Limited Partnership
     Its  General Partner

By:  NEA Partners IV, Limited Partnership
     Its  General Partner


By:_____________________________
     General Partner

ONSET ENTERPRISE ASSOCIATES, L.P.

By:  NEA Management, L.P.
     Its  General Partner



By:_____________________________
     General Partner

CHEMICALS & MATERIALS ENTERPRISE ASSOCIATES,
     LIMITED PARTNERSHIP

By:  NEA Chemicals and Materials Partners, Limited Partnership,
     A General Partner


By:_____________________________
     General Partner

SPROUT CAPITAL VI, L.P.

By:  DLJ Capital Corporation,
     Its  Managing General Partner


By:_____________________________
     Attorney-In-Fact

DLJ CAPITAL CORPORATION


By:_____________________________
     Attorney-In-Fact


MARQUETTE VENTURE PARTNERS II, L.P.

By:  Marquette General II,
     Its  General Partner

By:  JED, Limited Partnership,
          or LDR, Limited Partnership,
          or JP, Limited Partnership,
     Its  Partners

By:_______________________________________
     a General Partner of one of the above

M.V.P. II AFFILIATES FUND, L.P.

By:  Marquette General II,
     Its  General Partner

By:  JED, Limited Partnership, or
     LDR, Limited Partnership, or
     JP, Limited Partnership,
     Its  Partners

By:_______________________________________
     a General Partner of one of the above

WA & H PARTNERS INVESTMENT, LIMITED PARTNERSHIP



By:_____________________________

WA & H INVESTMENTS, L.L.C.



By:_____________________________

THE COMPANION FUND


By:_____________________________
     Its Managing Partner

PIPER JAFFRAY HEALTHCARE CAPITAL,
     LIMITED PARTNERSHIP (SBIC)

By:  Piper Ventures Management IV Limited Partnership,
     Its  General Partner

By: Be Benson, Managing Director of Piper Ventures Capital, Inc., Its General Partner

CORAL PARTNERS IV, L.P.

By:  Coral Management Parkers IV, L.P.
     Its  General Partner

By:_____________________________
     General Partner



______________________________
Neil Sandler



______________________________
John Glynn



______________________________
Alexander D. Cross



______________________________
Carol D Winslow



______________________________
Robert Carey

______________________________
Neil Sandier



______________________________
John Glynn



______________________________
Alexander D. Cross



______________________________
Deborah C. Smook





PSF HEALTH CARE FUND, L.P.



By:____________________________
     Edson W. Spencer, Jr.
     Managing Partner

                        AMENDMENT NO. 1
                               TO
        AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                             DATED
                        JANUARY 31, 1995


This Amendment No. 1 to Amended and Restated Investors' Rights Agreement dated March 1, 1995, is entered into by and among Endocardial Solutions, Inc., a Delaware corporation (the "Company") and the other undersigned parties who are holders of the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock") and Series B Preferred Stock, $.01 par value per share (the "Series B Preferred Stock") (together, the "Holders").

     WHEREAS, the Company and the holders of the Company's Series A Preferred Stock and Series B Preferred Stock (the "Purchasers") have entered into that certain Amended and Restated Investors' Rights Agreement dated January 31, 1995 (the "Investors' Rights Agreement") pursuant to which the Company grated certain registration rights and other rights to Purchasers; and

     WHEREAS, the Investors' Rights Agreement grants certain additional rights to holders of 200,000 or more shares of Series B Preferred Stock; and

     WHEREAS, the Company wishes to grant such additional rights to holders of 58,823 or more shares of Series B Preferred Stock; and

     WHEREAS, the Investors' Rights Agreement may be amended by the written consent of the holders of at least 70% of the Registrable Securities (as that term is defined in the Investors' Rights Agreement); and

     WHEREAS, the undersigned Holders hold at least 70% of the Registrable Securities.

     NOW, THEREFORE, in consideration of the above and the mutual covenants set forth in this Agreement, the parties agree as follows:

     1. The definition of a "Major Purchaser" contained in Section 4.1.4 of the Investors' Rights Agreement is hereby amended to provide that a Purchaser shall be a Major Purchaser so long as such a Purchaser (with its affiliates) shall own not less than fifty eight thousand eight hundred twenty three (58,823) shares of the Company's Series B Preferred Stock or one hundred thousand (100,000) shares of the Company's Series A Preferred Stock.

     2. The first sentence of Section 4.1.5 of the Investors' Rights Agreement shall be amended to read in its entirety as follows:

          So long as a Purchaser remains a Major Purchaser and such Major Purchaser owns not less than two hundred thousand (200,000) shares of the Company's Series B Preferred Stock or one hundred thousand (100,000) shares of the Company's Series A Preferred Stock, such Purchaser shall be entitled to receive notice of and attend as an observer all meetings of the Board of Directors and any committees thereof.

     3. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Investors' Rights Agreement.

     4. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph.

                                ENDOCARDIAL SOLUTIONS, INC.
                                1350 Energy Lane
                                Suite 110
                                St. Paul, MN 55108



                                By:    /s/ James W. Bullock
                                    -----------------------------
                                       James W. Bullock
                                       President and Chief Executive Officer

HOLDERS:

ENTERPRISE ASSOCIATES V, LIMITED PARTNERSHIP

By:  NEA Partners V, Limited Partnership
     Its General Partner



By:
    -------------------------------
     General Partner


CATALYST VENTURES

By:  New Enterprise Associates IV, Limited Partnership
          Its General Partner

By:  NEA Partners IV, Limited Partnership
          Its General Partner


By:
    -------------------------------
     General Partner


ONSET ENTERPRISE ASSOCIATES, L.P.

By:  OEA Management, L.P.
          Its General Partner


By:
    -------------------------------
     General Partner

CHEMICALS & MATERIALS ENTERPRISE ASSOCIATES,
     LIMITED PARTNERSHIP

By:  NEA Chemicals and Materials Partners, Limited Partnership,
          A General Partner


By:
    -------------------------------
     General Partner

SPROUT CAPITAL VI, L.P.

     BY:  DLJ Capital Corporation,
               Its Managing General Partner


By:
    -------------------------------
     Attorney-In-Fact


DLJ CAPITAL CORPORATION


By:
    -------------------------------
     Attorney-In-Fact


MARQUETTE VENTURE PARTNERS II, L.P.

By:  Marquette General II
          Its General Partner

By:  JED, Limited Partnership, or
     LDR, Limited Partnership, or
     JP, Limited Partnership,
          Its Partners


By:
    -------------------------------
     a General Partner of one of the above

M.V.P. II AFFILIATES FUND, L.P.

By:  Marquette General II,
          Its General Partner

By:  JED, Limited Partnership, or
     LDR, Limited Partnership, or
     JP, Limited Partnership,
          Its Partners



By:
    -------------------------------
     a General Partner of one of the above


WA & H PARTNERS INVESTMENT, LIMITED PARTNERSHIP



By:
    -------------------------------

WA & H INVESTMENTS, L.L.C.


By:
    -------------------------------

THE COMPANION FUND

By:
    -------------------------------
     Its Managing Partner

PIPER JAFFRAY HEALTHCARE CAPITAL,
     LIMITED PARTNERSHIP (SBIC)

By:       Piper Ventures Management IV Limited Partnership,
          its General Partner


By:
    -------------------------------
     Buzz Benson, Managing Director of
     Piper Ventures Capital, Inc.,
     its General Partner


CORAL PARTNERS IV, L.P.

By:  Coral Management Partners IV, L.P.
          Its General Partner

By:
    -------------------------------
     General Partner


------------------------------------
Neil Sandler



------------------------------------
John Glynn



-------------------------------------
Alexander D. Cross

-------------------------------------
Carol D. Winslow



-------------------------------------
Robert Carey



-------------------------------------
Deborah C. Smook


PSF HEALTH CARE FUND, I.P.


By:
    -------------------------------
     Edison W. Spencer, Jr.
     Managing Partner

                                                                [Execution Copy]



                  ____________________________________________






                          ENDOCARDIAL SOLUTIONS, INC.



                                   AMENDMENT

                                       TO

                             AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT


                              Dated April 26, 1996






                  ____________________________________________

                                    AMENDMENT
                                        TO
                               AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT


     This Amendment to the Amended and Restated Investors' Rights Agreement is entered into as of April 26, 1996, by and among Endocardial Solutions, Inc., a Delaware corporation (the "Company"), and the other undersigned parties (the "Holders") for the purpose of amending that certain Amended and Restated Investors' Rights Agreement, dated as of January 31, 1995 (the "Investors' Rights Agreement"), between the Company and the Holders. All capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Investor's Rights Agreement.

                                    RECITALS

     A. The Company, pursuant to the Investors' Rights Agreement, has granted to the Holders of the Company's Series A Preferred Stock and Series B Preferred Stock certain rights with respect to the registration under the Securities Act of shares of Common Stock issuable upon conversion or in respect of such Series A Preferred Stock and Series B Preferred Stock (the "Series A and Series B Registration Rights").

     B. The Company proposes to sell to Medtronic Asset Management, Inc., a Minnesota corporation ("Medtronic"), pursuant to an Investment Agreement (the "Investment Agreement") to be entered into between the Company and Medtronic shares of its Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock").

     C. As a condition to entering into the Investment Agreement, Medtronic has requested that the Company grant to Medtronic certain rights with respect to the registration under the Securities Act of shares of Common Stock issuable upon conversion or in respect of the Series C Preferred Stock (the "Series C Registration Rights") that are PARI PASSU with the Series A and Series B Registration Rights.

     D. The Company has requested that the Holders who are party to the Investors' Rights Agreement consent to the granting of the Series C Registration Rights and to the amendment of the Investors' Rights Agreement to grant the shares of Series C Preferred Stock registration rights that are PARI PASSU with the Series A and Series B Registration Rights.

     E. The Holders are willing to consent to such granting of the Series C Registration Rights and to such amendment.

     NOW, THEREFORE, in consideration of the covenants and agreements made herein, the Investors' Rights Agreement is hereby amended as follows.

                                I.    AMENDMENT

     1.1 DEFINITIONS OF "SERIES C PREFERRED STOCK" AND "SERIES C INVESTMENT AGREEMENT". Section 2.1 of the Investors' Rights Agreement is hereby amended to add to the terms defined in such section the following terms:

          "SERIES C PREFERRED STOCK" means the Series C Preferred Stock, $.01 par value per share, of the Company.

          "SERIES C INVESTMENT AGREEMENT" means the Investment Agreement, dated April 26, 1996, between the Company and Medtronic Asset Management, Inc.

     1.2 "DEFINITION OF "REGISTRABLE SECURITIES". The term "Registrable Securities" set forth in Section 2.1 of the Agreement is hereby amended to read in its entirety as follows:

          "REGISTRABLE SECURITIES" means (i) the shares of Common Stock of the Company issued or issuable upon conversion of the Shares and the Series C Preferred Stock, and (ii) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferror's rights under Article III of this Agreement or Article 7 of the Series C Investment Agreement are not assigned.

                                 II.    CONSENT

     The Holders hereby consent to the issuance of the Series C
Preferred Stock to Medtronic pursuant to the Investment Agreement and to the granting of the Series C Registration Rights to the holders of Series C Preferred Stock pursuant to such Investment Agreement.

                             III.    MISCELLANEOUS

     3.1 INVESTORS' RIGHTS AGREEMENT AMENDED. This Amendment shall be deemed to be an amendment to the Investors' Rights Agreement, and the Investors' Rights Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects. This Amendment shall be limited to the matters expressly set forth herein and shall not be deemed to amend or modify any other term or condition of the Investors' Rights Agreement or any other document incident thereto or to waive any right of any party thereunder. All references to the Investors' Rights Agreement in any other document, instrument, agreement or writing hereafter shall be deemed to refer to the Investors' Rights Agreement as amended hereby.

     3.2 SUCCESSORS AND ASSIGNS ON TRANSFERABILITY. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3 GOVERNING LAW. This Amendment and the rights and duties of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of Minnesota, without regard to principles of conflicts of law.

     3.4 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

COMPANY:

ENDOCARDIAL SOLUTIONS, INC.
1350 Energy Lane
Suite 110
St. Paul, MN 55108



By:
   ---------------------------------------
     James W. Bullock
     President and Chief Executive Officer

HOLDERS:

ENTERPRISE ASSOCIATES V, LIMITED PARTNERSHIP

By:  NEA Partners V, Limited Partnership
      Its General Partner



By:
   --------------------------------------
     General Partner


CATALYST VENTURES

By:  New Enterprise Associates IV, Limited Partnership
          Its General Partner

By:  NEA Partners IV, Limited Partnership
          Its General Partner



By:
   --------------------------------------
     General Partner


ONSET ENTERPRISE ASSOCIATES, L.P.

By:  OEA Management, L.P.
          Its General Partner



By:
   --------------------------------------
     General Partner

CHEMICALS & MATERIALS ENTERPRISE ASSOCIATES,
     LIMITED PARTNERSHIP

By:  NEA Chemicals and Materials Partners, Limited Partnership,
          A General Partner



By:
   --------------------------------------
     General Partner


SPROUT CAPITAL VI, L.P.

     BY:  DLJ Capital Corporation,
               Its Managing General Partner



By:
   --------------------------------------
     Attorney-In-Fact


DLJ CAPITAL CORPORATION



By:
   --------------------------------------
     Attorney-In-Fact


MARQUETTE VENTURE PARTNERS II, L.P.

By:  Marquette General II
          Its General Partner

By:  JED, Limited Partnership, or
     LDR, Limited Partnership, or
     JP, Limited Partnership,
          Its Partners



By:
   --------------------------------------
     a General Partner of one of the above

M.V.P. II AFFILIATES FUND, L.P.

By:  Marquette General II,
          Its General Partner

By:  JED, Limited Partnership, or
     LDR, Limited Partnership, or
     JP, Limited Partnership,
          Its Partners



By:
   --------------------------------------
     a General Partner of one of the above


WA & H PARTNERS INVESTMENT, LIMITED PARTNERSHIP



By:
   --------------------------------------


WA & H INVESTMENTS, L.L.C.



By:
   --------------------------------------


THE COMPANION FUND



By:
   --------------------------------------
     Its Managing Partner

PIPER JAFFRAY HEALTHCARE CAPITAL,
     LIMITED PARTNERSHIP (SBIC)

By:       Piper Ventures Management IV Limited Partnership,
          its General Partner



By:
   --------------------------------------
     Buzz Benson, Managing Director of
     Piper Ventures Capital, Inc.,
     its General Partner


CORAL PARTNERS IV, L.P.

By:  Coral Management Partners IV, L.P.
          Its General Partner



By:
   --------------------------------------
     General Partner



-----------------------------------------
Neil Sandler



-----------------------------------------
John Glynn



-----------------------------------------
Alexander D. Cross

-----------------------------------------
Carol D. Winslow



-----------------------------------------
Robert Carey



-----------------------------------------
Deborah C. Smook


PSF HEALTH CARE FUND, I.P.



By:
   --------------------------------------
     Edison W. Spencer, Jr.
     Managing Partner